UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2023

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REMITLY GLOBAL, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-40822	83-2301143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Third Avenue, Suite 2100

Seattle, WA 98101

(Address of principal executive offices, including zip code)

(888)736-4859

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RELY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 20, 2023, Remitly Global, Inc. and Remitly, Inc. as borrowers and as guarantors (collectively, the “Company”) entered into the Amendment No. 2 and Joinder Agreement (the “Amendment No. 2”) which amends the Revolving Credit and Guaranty Agreement dated as of September 13, 2021 (as amended by the Amendment No. 1 dated as of June 26, 2023 and as further amended by Amendment No. 2, the “Credit Agreement”) with JPMorgan Chase Bank, N.A. as administrative agent and the lenders party thereto. The Amendment No. 2 provides for an increase in the aggregate amount of the revolving commitments under the Credit Agreement in the amount of $75,000,000 to be made available to the Company for working capital and general corporate purposes. After giving effect to Amendment No. 2, the aggregate revolving commitments under the Credit Agreement are $325,000,000. The maturity date under the Credit Agreement remains September 13, 2026.

The foregoing description of Amendment No. 2 is qualified in its entirety by reference to Amendment No. 2, which is annexed as Exhibit 10.1 and is incorporated by reference in its entirety.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description

10.1	Amendment No. 2 and Joinder Agreement dated as of December 20, 2023, among Remitly Global, Inc. and Remitly, Inc. as borrowers and guarantors, JPMorgan Chase Bank, N.A. as administrative agent and the incremental lenders party thereto.
104	Cover page interactive data file (embedded within the Inline XBRL document)

Use of Forward-Looking Statements

This Current Report on Form 8-K and certain information incorporated herein by reference contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact, including statements regarding future events or our future results of operations, financial condition, business, strategies, financial needs, and the plans and objectives of management, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on management’s expectations, assumptions, and projections based on information available at the time the statements were made. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions. It is not possible for Remitly’s management to predict all risks, nor can Remitly assess the impact of all factors on Remitly’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements Remitly may make. In light of these risks, uncertainties, and assumptions, Remitly’s actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Further information on risks that could cause actual results to differ materially from the forward-looking statements are included in Remitly’s quarterly report on Form 10-Q for the quarter ended September 30, 2023 filed with the SEC, and within Remitly’s annual report on Form 10-K for the year ended December 31, 2022 filed with the SEC, which are available on Remitly’s website at https://ir.remitly.com and on the SEC’s website at www.sec.gov. Except as required by law, Remitly assumes no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Remitly Global, Inc.

Date: December 22, 2023	By:	/s/ Saema Somalya
Saema Somalya
Executive Vice President, Legal and Risk